UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                      March 4, 2004 (February 27, 2004)
                      ---------------------------------

                           SPORT SUPPLY GROUP, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



              Delaware            001-10704            75-2241783
          ---------------        -----------          -------------
          (State or Other        (Commission          (IRS Employer
          Jurisdiction of        File Number)      Identification No.)
          Incorporation)

              1901 Diplomat Drive, Farmers Branch, Texas  75234
             ---------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)

     Registrant's telephone number, including area code:  (972) 484-9484

 ITEM 5: OTHER EVENTS

 On February 27, 2004 Sport Supply Group, Inc., a Delaware corporation (the "Company") issued a Press Release announcing its intention to voluntarily terminate the registration of its securities. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


 ITEM 7: EXHIBITS

 Exhibit No. Description
 ----------- -----------

 99.1 Press Release of Sport Supply Group, Inc. dated February 27, 2004 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended)



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  March 4, 2004

                                         SPORT SUPPLY GROUP, INC.

                                         By: /s/ Robert K. Mitchell
                                             -----------------------
                                             Robert K. Mitchell
                                             Chief Financial Officer

                             Index to Exhibits


 Exhibit No. Description
 ----------- -----------

 99.1 Press Release of Sport Supply Group, Inc. dated February 27, 2004 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended)